UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event): August 27, 2006
INTER-TEL (DELAWARE), INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	0-10211	86-0220994

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street, Tempe, Arizona		85281

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(480) 449-8900

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Exhibit 99.1

Item 8.01. Other Events.
     At a meeting held on August 27, 2006, the Board of Directors of Inter-Tel (Delaware), Incorporated (the “Company”,“Inter-Tel”) determined that the Company will hold a special meeting of stockholders on October 24, 2006 to consider and vote upon a proposal from Steven G. Mihaylo and Vector Capital (the “Mihaylo Group”) urging a prompt sale of the Company. The Board of Directors set the record date to permit holders of common stock in the Company as of the end of business on August 28, 2006 to vote at the special meeting.
     The Special Committee of the Company’s Board of Directors (“Special Committee”) intends to oppose the proposal from the Mihaylo Group and urges all stockholders of the Company to vote against such proposal.
     A copy of a press release announcing the Special Committee’s determination is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     In connection with the special meeting of stockholders, Inter-Tel will file a notice of special meeting and preliminary proxy statement with the Securities and Exchange Commission (“SEC”). STOCKHOLDERS OF INTER-TEL ARE URGED TO READ THE NOTICE OF SPECIAL MEETING AND DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders can obtain free copies of the notice of special meeting and definitive proxy statement and other documents when they become available by contacting investor relations at investorrelations@inter-tel.com, or by mail at Inter-Tel Investor Relations, 1615 South 52nd Street, Tempe, Arizona 85281, or by telephone at 1-480-449-8900. In addition, documents filed with the SEC by Inter-Tel are available free of charge at the SEC’s website at www.sec.gov.
Inter-Tel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Inter-Tel in connection with the special meeting of stockholders. Information regarding the special interests of these directors and executive officers will be included in Inter-Tel’s notice of special meeting and preliminary proxy statement for its special meeting as described above. This document will be available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Inter-Tel as described above.
Item 9.01 Financial Statements and Exhibits.
Exhibit 99.1      Press Release dated August 28, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inter-Tel (Delaware), Incorporated
Date: August 28, 2006	By:	/s/Norman Stout
Signature

Norman Stout, Chief Executive Officer
Name/Title